UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Prosperity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Prosperity Bank Plaza

4295 San Felipe

Houston, Texas 77027

AMENDED NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 18, 2017

Shareholders of Prosperity Bancshares, Inc.:

The 2017 Annual Meeting of Shareholders (the “Meeting”) of Prosperity Bancshares, Inc. (the “Company”) will be held at the East Lawn Board Room of Prosperity Bank at 80 Sugar Creek Center Boulevard, Sugar Land, Texas 77478, on Tuesday, April 18, 2017, beginning at 10:00 a.m. (local time), for the following purposes:

1.

To elect three directors of Class I to serve on the Board of Directors of the Company until the Company's 2020 annual meeting of shareholders, and each until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017;
3.	To conduct an advisory (non-binding) vote regarding the compensation of the Company's named executive officers (“Say-On-Pay”);
4.	To conduct an advisory (non-binding) vote regarding the frequency of future votes regarding the compensation of the Company's named executive officers (“Say-On-Frequency”); and
5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The close of business on February 24, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof.  A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

The Proxy Statement made available to shareholders on or about March 14, 2017 provides information about the matters you will be asked to consider and vote on at the Meeting, except that additional information with respect to Item 4 listed above is set forth in the accompanying Supplement to Proxy Statement.

By order of the Board of Directors,

David Zalman

Chairman of the Board

March 29, 2017

Houston, Texas

Your Vote is Important.

You are cordially invited and urged to attend the Meeting.  Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed amended proxy card and promptly mail it in the enclosed envelope.  The proxy is revocable in the manner described in the Proxy Statement and the accompanying Supplement to Proxy Statement at any time before it is voted at the Meeting.  If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Prosperity Bank Plaza

4295 San Felipe

Houston, Texas 77027

SUPPLEMENT TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 18, 2017

Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” “the Company” or “Prosperity” refer to Prosperity Bancshares, Inc., a Texas corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of Prosperity Bancshares, Inc. common stock, par value $1.00 per share (“Common Stock”).

On March 14, 2017, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 18, 2017 (the “Meeting”) with the Securities and Exchange Commission (the “SEC”) and made available to our shareholders on the Internet, and commenced delivering to our shareholders by mail, the Proxy Statement and related proxy materials.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to shareholders regarding the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our shareholders with information regarding a new non-binding proposal to vote on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our shareholders of record as of the close of business on February 24, 2017, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of 2017 Annual Meeting of Shareholders. This Supplement and the Amended Notice of 2017 Annual Meeting of Shareholders supplement and amend the Notice of 2017 Annual Meeting of Shareholders and the Proxy Statement, each dated March 14, 2017, previously mailed or made available to our shareholders. This Supplement does not provide all of the information that is important to your decision at the Meeting. Additional information is included in the Proxy Statement that was previously made available to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Item 4. Shareholders of record may vote on all four proposals by submitting the amended proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-On-Frequency Proposal.

Please note that if you submit a new proxy card it will revoke all prior proxy cards, so it is important to indicate your vote on each proposal on the new proxy card.

Except for the addition of Item 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 18, 2017

Pursuant to rules promulgated by the SEC, the Company is providing access to its proxy materials both by sending you a full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet.  You may access the following information at https://www.proxydocs.com/PB, which does not have “cookies” that identify visitors to the site:

•	Amended Notice of 2017 Annual Meeting of Shareholders to be held on Tuesday, April 18, 2017;
•	Proxy Statement for 2017 Annual Meeting of Shareholders to be held on Tuesday, April 18, 2017;
•	Supplement to Proxy Statement;
•	Form of Proxy, as amended; and
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Item 4.

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future advisory votes on executive compensation of the nature reflected in Item 3 of the Proxy Statement should occur every one year, every two years or every three years.  At the 2011 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Shareholders.

Although the Board of Directors recommends holding a Say-On-Pay vote once every year, shareholders have the option to specify one of four choices for this matter on the amended proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future Say-On-Pay votes is non-binding on the Board of Directors. Although non‑binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-On-Pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1 YEAR.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say-On-Frequency Proposal. In order to vote on the Say-On-Frequency Proposal, you must submit a vote on Item 4 and mail the amended proxy card, or attend the Meeting and vote in person.

If you hold the Company’s common stock in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the amended proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR” the election of each nominee for director; “FOR” the ratification of the appointment of our independent registered public accounting firm; “FOR” the advisory, non-binding Say-On-Pay resolution; and “1 YEAR” on the advisory, non-binding Say-On-Frequency Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal as to which you provide no voting instructions, except that your bank, broker or other nominee has the discretionary authority to vote your shares with respect to the ratification of the appointment of Deloitte & Touche LLP (Item 2).

If you are a record holder, you may revoke your proxy at any time before it is voted at the Meeting by any of the following means:

•	attending the Meeting and voting your shares by ballot;
•	Please note that your attendance at the Meeting will not, by itself, revoke a proxy; you must also vote your shares by ballot at the Meeting.
•	completing and submitting to the Secretary of the Company a new valid proxy bearing a later date; or
•

delivering written notice of revocation to the Company addressed to denise Urbanovsky, Secretary, at the Company’s address below, which notice must be received before 5:00 p.m., Houston Time on April 17, 2017.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027, Attention: denise Urbanovsky, Secretary.

If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Annual Meeting Amended Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW ITEM 4.

A	Proposals — This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR proposals 1, 2 and 3 and 1 YEAR on proposal 4 unless otherwise indicated.

1.

ELECTION of three (3) Class I directors to serve on the Board of Directors of the Company until the Company’s 2020 annual meeting of shareholders, and each until their successors are duly elected and qualified, or until their earlier resignation or removal.

+
	For	Withhold		For	Withhold		For	Withhold
01 – William T. Luedke IV	☐	☐	02 – Perry Mueller, Jr., D.D.S.	☐	☐	03 – Harrison Stafford II	☐	☐

		For	Against	Abstain				For	Against	Abstain
2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017.	☐	☐	☐		3.	ADVISORY APPROVAL OF THE COMPENSATION of the Company’s named executive officers (“Say-On-Pay”).	☐	☐	☐
		1 Yr	2 Yrs	3 Yrs	Abstain
4.	ADVISORY APPROVAL OF THE FREQUENCY of future advisory votes on executive compensation (“Say-On-Frequency”).	☐	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. If shares are held jointly, all joint owners must sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PROSPERITY Bancshares, INC.® IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C 1234567890 J N T 1 U P X 3 1 4 5 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02JNBA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Prosperity Bancshares Inc.®

Proxy — Prosperity Bancshares, Inc.

2017 Annual Meeting of Shareholders to be held on Tuesday, April 18, 2017

This Proxy is Solicited on Behalf of the Board of Directors.

The 2017 Annual Meeting of Shareholders of Prosperity Bancshares, Inc. (the “Company”) will be held at the East Lawn Board Room of Prosperity Bank at 80 Sugar Creek Center Boulevard, Sugar Land, Texas 77478, on Tuesday, April 18, 2017, beginning at 10:00 a.m. (local time).  The undersigned hereby acknowledges receipt of the related Amended Notice of 2017 Annual Meeting of Shareholders, Proxy Statement dated March 14, 2017 and Supplement to Proxy Statement dated March 29, 2017 preceding or accompanying this proxy.

The undersigned shareholder hereby appoints David Zalman and H.E. Timanus, Jr., and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $1.00 per share, of the Company (the “Common Stock”) owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2017 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein.  If no direction is made, this proxy will be voted (1) FOR the election of all nominees for director named herein, (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017, (3) FOR the non-binding proposal to approve the compensation of the Company’s named executive officers and (4) 1 YEAR on the non-binding proposal on the frequency of future advisory votes on executive compensation.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR proposals 1, 2 and 3 and 1 YEAR on proposal 4 unless otherwise indicated.

(Items to be voted appear on reverse side.)